                                                                    EXHIBIT 10.4

                          ORIENTAL FINANCIAL GROUP INC.
                        2000 INCENTIVE STOCK OPTION PLAN

Number of Shares: ________                                     Option No. ______

Name: ___________________________ (the "Grantee")

Address: _________________________
         _________________________
         _________________________

                                 GRANT OF OPTION

      This Grant of Option (the "Grant") is made as of the ____ day of ________, 2001, by Oriental Financial Group Inc. (the "Corporation") to Grantee.

                                   WITNESSETH:

      WHEREAS, on July 7, 2000, the Board of Directors of the Corporation adopted the Oriental Financial Group 2000 Incentive Stock Option Plan (the "2000 Plan"), which was approved by the stockholders of the Corporation at their annual meeting held on December 15, 2000, and is incorporated herein by reference in its entirety;

      WHEREAS, the 2000 Plan is administered by the Compensation Committee of the Board of Directors of the Corporation (the "Plan Administrators");

      WHEREAS, the Plan Administrators have selected Grantee as a person upon whose judgment, initiative and efforts the Corporation is in part dependent for the successful conduct of its business;

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                                       -2-

      WHEREAS, the Plan Administrators have determined that, as an inducement to retain Grantee in the service of the Corporation and encourage stock ownership therein, and to provide Grantee with an incentive to increase the earnings of the Corporation, Grantee shall be granted options to purchase shares of the Corporation's common stock, $1 par value per share (the "Shares"), in accordance with the respective provisions of the 2000 Plan;

      WHEREAS, on the date of this Grant, the "fair market value" (as such term is defined in the 2000 Plan) of each Share is $______;

      NOW, THEREFORE, in consideration of the foregoing and Grantee's compliance with the terms and conditions hereof and of the 2000 Plan, the Corporation hereby grants to Grantee the right and option to purchase from the Corporation, at the times specified herein and subject to the terms and conditions indicated below, the aggregate number of Shares indicated below at a price of __________________________________________ ($_________) per Share (the "Exercise
Price"). Upon exercise of the options granted herein, the Shares will be issued pursuant to the following parts of the 2000 Plan:

2000 PLAN
---------
Part I     Qualified Incentive
           Stock Option Plan            ----------- Shares

Part II    Compensatory Incentive
           Stock Option Plan            ----------- Shares

           Total                        =========== Shares

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                                       -3-

      Subject to the following:

                              TERMS AND CONDITIONS

      1. Grantee shall have the right and option to purchase from the Corporation in whole or in part (but no part fewer than fifty (50) Shares) the allotment of Shares granted under Part I: Qualified Incentive Stock Option Plan (the "Qualified Plan"), and/or Part II: Compensatory Incentive Stock Option Plan (the "Compensatory Plan") (the Qualified Plan and the Compensatory Plan are collectively referred to as the "Plans"), of the 2000 Plan, as provided above. Subject to the provisions of paragraphs 2 and 4 below, these options shall be exercisable from time to time for a period of ten (10) years beginning from the date hereof and shall expire at the expiration of said ten-year period (except as provided in paragraph 3 below).

      2. These options will be exercisable in installments as follows:

                            PERCENTAGE OF TOTAL    CUMULATIVE PERCENTAGE
                            BECOMING EXERCISABLE       FOR TOTAL THEN
                               DURING PERIOD            EXERCISABLE

        PERIOD             QUALIFIED/COMPENSATORY  QUALIFIED/COMPENSATORY
        ------             ----------------------  ----------------------
Date of grant to and
including _________, ____         __%/__%                 __%/__%

_________, ____ to and
including _________, ____         __%/__%                  __%/__%

_________, ____ to and
including _________, ____         __%/__%                  __%/__%

_________, ____ to and
including _________, ____         __%/__%                  __%/__%

_________, ____ to and
including _________, ____         __%/__%                  __%/__%

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                                       -4-

      3. Notwithstanding the provisions of paragraph 2 above:

            (i) In the event the Corporation or its stockholders enter into an agreement to dispose all or substantially all of the assets or stock of the Corporation by means of a sale, merger or other reorganization, liquidation, or otherwise, any option hereby granted shall become immediately exercisable with respect to the full number of Shares subject to this Grant during the period commencing as of the date of the agreement to dispose all or substantially all of the assets or stock of the Corporation, and ending when the disposition of the assets or stock contemplated by that agreement is consummated or the options are otherwise terminated in accordance with the provisions hereof or the 2000 Plan, whichever occurs first; provided, however, in the event of an acquisition of all or substantially all of the assets or stock of the Corporation by means of a merger, consolidation, separation, reorganization, liquidation, or other transaction where persons that were the stockholders of the Corporation immediately before the transaction own fifty percent (50%) or more of the total combined voting power of all classes of stock entitled to vote of the acquiring or surviving entity immediately after the consummation of such transaction and such acquiring or surviving entity assumes the Corporation's obligations under options granted pursuant to the 2000 Plan, then no option shall be immediately exercisable under this paragraph 3(i) and all references in the 2000 Plan to the Corporation or the Shares shall apply to such acquiring or surviving entity and to shares of common stock of such acquiring or surviving entity; and

            (ii) In the event of a change in control of the Corporation or a threatened change in control of the Corporation as determined by a vote of not less than a majority of the Board of

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                                       -5-

Directors of the Corporation, all options granted prior to such change in control or threatened change in control shall become immediately exercisable. The term "control" for purposes of this paragraph 3(ii) shall refer to the acquisition of twenty-five percent (25%) or more of the voting securities of the Corporation by any person or persons acting as a group within the meaning of
Section 13(d) of the Securities Exchange Act of 1934, as amended; provided, however, that no change in control or threatened change in control shall be deemed to have occurred if prior to the offer to acquire or the acquisition of twenty-five percent (25%) or more of the voting securities of the Corporation, the full Board of Directors of the Corporation shall have adopted by not less than a two thirds (2/3) vote, a resolution specifically approving such acquisition or offer. The term "person" for purposes of this paragraph 3(ii) refers to an individual or a corporation, company, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other entity form not expressly listed herein.

      4. These options shall be exercisable during Grantee's lifetime only by Grantee and shall terminate immediately if Grantee ceases to be a director, officer-employee or employee of the Corporation or any subsidiary thereof, or, in the case of options allocable to the Compensatory Plan, a bona fide independent contractor of the Corporation or any subsidiary thereof, for any reason other than death or disability, except that:

            (i) in the case of options allocable to the Qualified Plan, if Grantee becomes disabled (as such term is defined in the Puerto Rico Internal Revenue Code of 1994, as amended (the "PR-Code"), or the regulations thereunder or, in the absence of such a definition therein, in Section 22(e)(3) of the United States

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                                       -6-

Internal Revenue Code of 1986, as amended (the "US-Code")) while acting as a director, officer-employee or employee of the Corporation or any subsidiary thereof, the options may be exercised, to the extent exercisable on the date of termination due to disability, at any time within one (1) year thereafter, unless the Qualified Plan or this Grant otherwise provides for earlier termination;

            (ii) in the case of options allocable to the Compensatory Plan, if grantee becomes disabled (as such term is defined in the PR-Code or the regulations thereunder or, in the absence of such a definition therein, in
Section 22(e)(3) of the US-Code) while acting as a director, officer-employee, employee or bona fide independent contractor of the Corporation or any subsidiary thereof, the Plan Administrators, in their discretion, may allow the options to be exercised, to the extent exercisable on the date of termination due to disability, at any time within one (1) year thereafter, unless the Compensatory Plan or this Grant otherwise provides for earlier termination;

            (iii) if Grantee dies while acting as a director, officer-employee or employee of the Corporation or any subsidiary thereof, or, in the case of options allocable to the Compensatory Plan, as a bona fide independent contractor of the Corporation or any subsidiary thereof, or, in the case of options allocable to the Qualified Plan, within three (3) months after ceasing to be a director, officer-employee or employee of the Corporation or any subsidiary thereof, to the extent that the options were exercisable on the date of Grantee's death, the options may be exercised by the personal representative of Grantee's estate or by the person(s) to whom Grantee's rights hereunder shall pass by will or laws of descent and distribution within one (1) year after Grantee's death, but not later than the date this Grant, by its terms, expires, whichever is earlier.

            Provided, however, that (a) paragraphs 4(i)-(iii) above shall not be deemed to limit or restrict the right of the Corporation or any subsidiary thereof, to terminate for any reason at any time Grantee's employment, appointment or contractual relationship with the Corporation or any subsidiary thereof; and (b) whether any period of non-active employment, appointment or contractual relationship, authorized leave of absence, or absence on military or government service shall constitute termination of employment, appointment or contractual relationship shall be determined from time to time by the Plan Administrators in their sole discretion.

      5. Options and the rights granted hereunder may not be sold, pledged, assigned or transferred by Grantee in any manner otherwise than by will or laws of descent and distribution, and may be exercised during the lifetime of Grantee only by Grantee.

      6. These options may be exercised by written notice given to the Plan Administrators, at the principal office of the Corporation, specifying the number of Shares and the Plan with respect to which the options are being exercised, accompanied by cash or certified or cashier's check payable to the order of the Corporation, or by Shares if permitted by the Plan Administrators or by a combination of cash, check and Shares, in an amount equal to the full Exercise Price of the Shares being purchased at the time. In the event the options are being exercised by any person other than Grantee, the notice of exercise shall also be accompanied by any appropriate proof of the right of such person to exercise the options. A stock certificate for the Shares as to

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                                       -8-

which the options are so exercised shall thereafter be issued promptly upon request by the Corporation in the name of the person exercising the options and shall be delivered to or upon the order of such person.

      7. Notwithstanding any of the foregoing provisions of this Grant, no option shall be exercisable unless the exercise of that option and the issuance and delivery of the Shares pursuant thereto shall comply with all relevant provisions of state, commonwealth and federal laws, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, the Puerto Rico Uniform Securities Act, as amended, the rules and regulations promulgated thereunder, and the requirements of any national stock exchange where the Shares are publicly traded, listed or quoted, and further subject to the approval of counsel to the Corporation with respect to such compliance. The Plan Administrators may also require Grantee to furnish evidence satisfactory to the Corporation, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition or otherwise, that the Shares are being purchased only for investment purposes and without any present intention to resell or distribute the Shares in violation of any state, commonwealth or federal law, rule or regulation. Further, each Grantee shall consent to the imposition of a legend on the stock certificate representing the Shares acquired through the exercise of these options, restricting their transferability as may be required by law, rule or regulation, or by this paragraph 7.

      8. Any notice which either party may be required or permitted to give the other shall be in writing and may be delivered personally or by mail, postage prepaid, addressed to the

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                                       -9-

Corporation, care of the Plan Administrators, and to Grantee at his or her address, as it is shown on the records of the Corporation, or to such other address as Grantee may designate from time to time by written notice to the Corporation.

      9. Options hereby granted shall not constitute Incentive Stock Options within the meaning of Section 422A of the US-Code.

      10. The Plan Administrators may from time to time amend or modify this Grant in accordance with the terms and conditions of the 2000 Plan.

        [THIS PART IS INTENTIONALLY LEFT BLANK. SIGNATURE PAGE FOLLOWS.]

      IN WITNESS WHEREOF, the Corporation has caused this Grant to be duly executed in San Juan, Puerto Rico, by the duly appointed and authorized Plan Administrators as of the date first written herein.

                                       ORIENTAL FINANCIAL GROUP INC.

                                       BY: PLAN ADMINISTRATORS

                                       By:______________________________________
                                       Name:
                                       Title:

                                       By:______________________________________
                                       Name:
                                       Title:

                                       By:______________________________________
                                       Name:
                                       Title:

AGREED AND ACCEPTED:

By:__________________________________
Name: [Name of Grantee]
Date: